UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
         Pursuant to Section 13 or 15(d) of the Securities and Exchange
                                   Act of 1934

Date of Report December 24, 1996

                          THE BOSTON BEER COMPANY, INC.
             (Exact name of registrant as specified in its charter)

Massachusetts              01-14092                  04-3284048
(State or other            (Commission File          (I.R.S. Employer
Jurisdiction of             Number)                   Identification Number)

                75 Arlington Street, Boston, Massachusetts, 02116
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (617) 368-5000

Item 8. Change in Fiscal Year

On December 20, 1996, the Registrant's Board of Directors formally approved a change in Registrant's fiscal year, commencing with fiscal year 1996, such that Registrant's fiscal year shall henceforth end on the Saturday of the last full calendar week in December in each year, rather than on December 31, and shall consist of 52 weeks, except that in every fifth year the fiscal year shall consist of 53 weeks. No transition period will result from the change.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE BOSTON BEER COMPANY, INC.
                                  (Registrant)

Date:  December 24, 1996          ALFRED W. ROSSOW, JR.

                                  Alfred W. Rossow, Jr., Chief Operating
                                  Officer, Treasurer, Chief Financial
                                  Officer (principal financial and accounting officer) and Director